EXHIBIT 10.1

                              CONSULTING AGREEMENT

This Agreement (the "Agreement") is dated November 19, 2001 and is entered into by and between DIMENSIONAL VISIONS INCORPORATED. A DELAWARE CORPORATION (hereinafter "DVUI" or "Client") and MARK BERGENDAHL, RICHARD WALKER AND BRADLEY WILHITE, INDIVIDUALS (hereinafter collectively "Consultants").

     1. CONDITIONS. This Agreement will not take effect, and Consultants will have no obligation to provide any service whatsoever, unless and until Client returns a signed copy of this Agreement to Consultants (either by mail or facsimile copy). In addition, Client shall be truthful with Consultants in regard to any relevant or material information provided by Client, verbally or otherwise which refers, relates, or otherwise pertains to the Client's business, this Agreement or any other relevant transaction. Breach of either of these conditions shall be considered a material breach and will automatically grant Consultants the right to terminate this Agreement and all moneys, and other forms of compensation, paid or owing as of the date of termination by Consultants shall be forfeited without further notice.

          Upon execution of this Agreement, Client agrees to fully cooperate with Consultants in carrying out the purposes of this Agreement, keep Consultants informed of any developments of importance pertaining to Client's business and abide by this Agreement in its entirety.

     2. SCOPE AND DUTIES. During the term of this Agreement, Consultants will perform the following services for Client:


     2.1 ADVICE AND COUNSEL. Consultants will provide advice and counsel regarding Client's strategic business plans, strategy and negotiations with potential business strategic partnering, corporate planning and or other general business consulting needs as expressed by Client.

     2.2 CLIENT AND/OR CLIENT'S AFFILIATE TRANSACTION DUE DILIGENCE. Consultants will participate and assist Client in the due diligence process, where possible, on all proposed business transactions affecting Client of which Consultants is notified in writing in advance, including conducting investigation of and providing advice on the business and financial implications of the proposed transaction(s).

     2.3 ADDITIONAL DUTIES. Client and Consultants shall mutually agree, in writing, for any additional duties that Consultants may provide to Client for compensation paid or payable by Client under this Agreement. Although there is no requirement to do so, such additional agreement(s) may be attached hereto and made a part hereof by written amendments to be listed as "Exhibits" beginning with "Exhibit A" and initialed by both parties.

     2.4 STANDARD OF PERFORMANCE. Consultants shall devote such time and efforts to the affairs of the Client as is reasonably necessary to render the services contemplated by this Agreement. Any work or task of Consultants provided for herein which requires Client to provide certain information to assist Consultants in completion of the work shall be excused (without effect upon any obligation of Client) until such time as Client has fully provided all information and cooperation necessary for Consultants to complete the work. The services of Consultants shall not include the rendering of any legal opinions or the performance of any work that is in the ordinary purview of a certified public accountant, or other licensed professional.

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          Consultants  cannot guarantee  results on behalf of Client,  but shall use commercially reasonable efforts in providing the services listed above. If an interest is communicated to Consultants regarding satisfying all or part of Client's business and corporate strategic planning needs, Consultants shall notify Client and advise it as to the source of such interest and any terms and conditions of such interest.

     3.   COMPENSATION TO CONSULTANTS.

     3.1 ISSUANCE OF SHARES FOR ENTERING INTO AGREEMENT. As consideration for Consultants entering into this Agreement, Client agrees to cause 2,250,000 shares of its common stock, par value $.001 per share, to be immediately issued in amounts of 750,000 shares to Mark Bergendahl, 750,000 shares to Richard Walker and 750,000 shares to Bradley Wilhite. In addition, Client shall cause 3,270,000 shares of its common stock to be issued sixty days (60) from the date of this Agreement in amounts of 1,090,000 shares to Mark Bergendahl, 1,090,000 shares to Richard Walker and 1,090,000 shares to Bradley Wilhite. In addition, Client shall cause 3,270,000 shares of its common stock to be issued ninety days (90) from the date of this Agreement in amounts of 1,090,000 shares to Mark Bergendahl, 1,090,000 shares to Richard Walker and 1,090,000 shares to Bradley Wilhite. When issued, said shares shall be free trading shares, registered with the U.S. Securities and Exchange Commission on its Form S-8 or similar registration. The registration and issuance of said shares shall take place by no later than 15 days following the execution and delivery of this Agreement, and all costs in connection therewith shall be borne by Client.

    NOTE: CONSULTANTS  SHALL HAVE NO OBLIGATION  TO PERFORM ANY DUTIES  PROVIDED
          FOR HEREIN IF PAYMENT IS NOT RECEIVED BY CONSULTANTS WITHIN 15 DAYS OF MUTUAL EXECUTION OF THIS AGREEMENT BY THE PARTIES. IN ADDITION, CONSULTANTS'S OBLIGATIONS UNDER THIS AGREEMENT SHALL BE SUSPENDED IF ANY PAYMENT OWING HEREUNDER IS MORE THAN FIFTEEN (15) DAYS DELINQUENT. FURTHERMORE, THE RECEIPT OF ANY FEES DUE TO CONSULTANTS UPON EXECUTION OF THIS AGREEMENT ARE NOT CONTINGENT UPON ANY PRIOR PERFORMANCE OF ANY DUTIES WHATSOEVER DESCRIBED WITHIN THIS AGREEMENT.

     3.2 EXPENSES. Client shall reimburse Consultants for reasonable expenses incurred in performing its duties pursuant to this Agreement (including printing, postage, express mail, photo reproduction, travel, lodging, and long distance telephone and facsimile charges); provided, however, that Consultants must receive prior written approval from Client for any expenses over $ 500. Such reimbursement shall be payable within seven days after Client's receipt of Consultants invoice for same.

     3.3 ADDITIONAL FEES. Client and Consultants shall mutually agree upon any additional fees that Client may pay in the future for services rendered by Consultants under this Agreement. Such additional agreement(s) may, although there is no requirement to do so, be attached hereto and made a part hereof as Exhibits beginning with Exhibit A.

     4. INDEMNIFICATION. The Client agrees to indemnify and hold harmless Consultants, each of their employees, agents, affiliates, other licensees, and shareholders against any and all liability, loss and costs, expenses or damages, including but not limited to, any and all expenses whatsoever reasonably incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever or howsoever caused by reason of any injury (whether

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          to body,  property,  personal or  business  character  or  reputation)
          sustained by any person or to any person or property, arising out of any act, failure to act, neglect, any untrue or alleged untrue statement of a material fact or failure to state a material fact which thereby makes a statement false or misleading, or any breach of any material representation, warranty or covenant by Client or any of its agents, employees, or other representatives. Consultants agrees to indemnify and hold harmless the Client, each of its officers, directors, employees, agents, and shareholders against any and all liability, loss and costs, expenses or damages, including but not limited to, any and all expenses whatsoever reasonably incurred in
          investigating,   preparing  or  defending   against  any   litigation,
          commenced or threatened, or any claim whatsoever or howsoever caused by reason of any injury (whether to body, property, personal or business character or reputation) sustained by any person or to any person or property, arising out of any act, failure to act, neglect, any untrue or alleged untrue statement of a material fact or failure to state a material fact which thereby makes a statement false or misleading, or any breach of any material representation, warranty or covenant by Consultants or any of its agents, employees, or other representatives. Nothing herein is intended to nor shall it relieve either party from liability for its own willful act, omission or negligence. All remedies provided by law, or in equity shall be cumulative and not in the alternative.

     5.   CONFIDENTIALITY.

     5.1 Consultants and Client each agree to keep confidential and provide reasonable security measures to keep confidential information where release may be detrimental to their respective business interests. Consultants and Client shall each require their employees, agents, affiliates, other licensees, and others who will have access to the information through Consultants and Client respectively, to first enter appropriate non-disclosure Agreements requiring the confidentiality contemplated by this Agreement in perpetuity.

     5.2 Consultants will not, either during their engagement by the Client pursuant to this Agreement or at any time thereafter, disclose, use or make known for their or another's benefit any confidential information, knowledge, or data of the Client or any of its affiliates in any way acquired or used by Consultants during its engagement by the Client. Confidential information, knowledge or data of the Client and its affiliates shall not include any information that is, or becomes generally available to the public other than as a result of a disclosure by Consultants or its representatives.

     6.   MISCELLANEOUS PROVISIONS.

     6.1 AMENDMENT AND MODIFICATION. This Agreement may be amended, modified and supplemented only by written agreement of Consultants and Client.

     6.2 ASSIGNMENT. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. The obligations of either party hereunder cannot be assigned without the express written consent of the other party.

     6.3 GOVERNING LAW; VENUE. This Agreement and the legal relations among the parties hereto shall be governed by and construed in accordance with the laws of the State of California, without regard to its conflict of law doctrine. Client and Consultants agree that if any action is instituted to enforce or interpret any provision of this Agreement, the jurisdiction and venue shall be Irvine, Orange County, California.

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     6.4  ATTORNEYS'  FEES AND COSTS.  If any action is necessary to enforce and collect upon the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees and costs, in addition to any other relief to which that party may be entitled. This provision shall be construed as applicable to the entire Agreement.

     6.5 SURVIVABILITY. If any part of this Agreement is found, or deemed by a court of competent jurisdiction, to be invalid or unenforceable, that part shall be severable from the remainder of the Agreement.

     6.6 COUNTERPARTS. This Agreement may be executed in several counterparts and it shall not be necessary for each party to execute each of such counterparts, but when all of the parties have executed and delivered one of such counterparts, the counterparts, when taken together, shall be deemed to constitute one and the same instrument, enforceable against each party in accordance with its terms.

     6.7 FACSIMILE SIGNATURES. The Parties hereto agree that this Agreement may be executed by facsimile signatures and such signatures shall be deemed originals. The parties further agree that within ten days following the execution of this Agreement, they shall exchange original signature pages.

     7. ARBITRATION. ALL DISPUTES, CONTROVERSIES, OR DIFFERENCES BETWEEN CLIENT, Consultants OR ANY OF THEIR OFFICERS, DIRECTORS, LEGAL REPRESENTATIVES, ATTORNEYS, ACCOUNTANTS, AGENTS OR EMPLOYEES, OR ANY CUSTOMER OR OTHER PERSON OR ENTITY, ARISING OUT OF, IN CONNECTION WITH OR AS A RESULT OF THIS AGREEMENT, SHALL BE RESOLVED THROUGH ARBITRATION RATHER THAN THROUGH LITIGATION. WITH RESPECT TO THE ARBITRATION OF ANY DISPUTE, THE UNDERSIGNED HEREBY ACKNOWLEDGE AND AGREE THAT:

          A.   ARBITRATION IS FINAL AND BINDING ON THE PARTIES;

          B. THE PARTIES ARE WAIVING THEIR RIGHT TO SEEK REMEDY IN COURT, INCLUDING THEIR RIGHT TO JURY TRIAL;

          C. PRE-ARBITRATION DISCOVERY IS GENERALLY MORE LIMITED AND DIFFERENT FROM COURT PROCEEDING;

          D. THE ARBITRATOR'S AWARD IS NOT REQUIRED TO INCLUDE FACTUAL FINDINGS OR LEGAL REASONING AND ANY PARTY'S RIGHT OF APPEAL OR TO SEEK MODIFICATION OF RULING BY THE ARBITRATORS IS STRICTLY LIMITED;

          E. THIS ARBITRATION PROVISION IS SPECIFICALLY INTENDED TO INCLUDE ANY AND ALL STATUTORY CLAIMS WHICH MIGHT BE ASSERTED BY ANY PARTY;

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          F.   EACH PARTY HEREBY AGREES TO SUBMIT THE DISPUTE FOR  RESOLUTION TO
               THE AMERICAN ARBITRATION ASSOCIATION, IN IRVINE, ORANGE COUNTY, CALIFORNIA WITHIN FIVE (5) DAYS AFTER RECEIVING A WRITTEN REQUEST TO DO SO FROM THE OTHER PARTY;

          G. IF EITHER PARTY FAILS TO SUBMIT THE DISPUTE TO ARBITRATION ON REQUEST, THEN THE REQUESTING PARTY MAY COMMENCE AN ARBITRATION PROCEEDING, BUT IS UNDER NO OBLIGATION TO DO SO;

          H. ANY HEARING SCHEDULED AFTER AN ARBITRATION IS INITIATED SHALL TAKE PLACE IN IRVINE, ORANGE COUNTY, CALIFORNIA;

          I. IF EITHER PARTY SHALL INSTITUTE ANY COURT PROCEEDING IN AN EFFORT TO RESIST ARBITRATION AND BE UNSUCCESSFUL IN RESISTING ARBITRATION OR SHALL UNSUCCESSFULLY CONTEST THE JURISDICTION OF ANY ARBITRATION FORUM LOCATED IN IRVINE, ORANGE COUNTY, CALIFORNIA, OVER ANY MATTER WHICH IS THE SUBJECT OF THIS AGREEMENT, THE PREVAILING PARTY SHALL BE ENTITLED TO RECOVER FROM THE LOSING PARTY ITS LEGAL FEES AND ANY OUT-OF-POCKET EXPENSES INCURRED IN CONNECTION WITH THE DEFENSE OF SUCH LEGAL PROCEEDING OR ITS EFFORTS TO ENFORCE ITS RIGHTS TO ARBITRATION AS PROVIDED FOR HEREIN;

          J. THE PARTIES SHALL ACCEPT THE DECISION OF ANY AWARD AS BEING FINAL AND CONCLUSIVE AND AGREE TO ABIDE THEREBY;

          K. ANY DECISION MAY BE FILED WITH ANY COURT AS A BASIS FOR JUDGMENT AND EXECUTION FOR COLLECTION; AND

          L. ANY ARBITRATION PROCEEDING PURSUANT TO THIS SECTION SHALL BE HELD BEFORE A PANEL OF THREE ARBITRATORS.

     8. TERM/TERMINATION. This Agreement is an agreement for the term of approximately twelve (12) months ending November 18, 2002. Either party may terminate this Agreement immediately upon notice to the other party for cause. For purposes of this Agreement, the term "cause" shall include, but not be limited to, the following: a material breach of or failure to perform any covenant or obligation in this Agreement, disloyalty, dishonesty, neglect of duties, unprofessional conduct, acts of moral turpitude, disappearance, felonious conduct, or fraud. If this Agreement is terminated for cause, a pro rata portion of compensation delivered by either party to the other shall be returned based upon the amount of time remaining in the term.

     9. NON CIRCUMVENTION. In and for valuable consideration, Client hereby agrees that Consultants may introduce (whether by written, oral, data, or other form of communication) Client to one or more opportunities, including, without limitation, natural persons, corporations, limited liability companies, partnerships, unincorporated businesses, sole

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          proprietorships and similar entities  (hereinafter an "Opportunity" or
          "Opportunities"). Client further acknowledges and agrees that the identity of the subject Opportunities, and all other information concerning an Opportunity (including without limitation, all mailing information, phone and fax numbers, email addresses and other contact information) introduced hereunder are the property of Consultants, and shall be treated as confidential and proprietary information by Client, it affiliates, officers, directors, shareholders, employees, agents, representatives, successors and assigns. Client shall not use such information, except in the context of any arrangement with Consultants in which Consultants is directly and actively involved, and never without Consultants' prior written approval. Client further agrees that neither it nor its employees, affiliates or assigns, shall enter into, or otherwise arrange (either for it/him/herself, or any other person or entity) any business relationship, contact any person regarding such Opportunity, either directly or indirectly, or any of its affiliates, or accept any compensation or advantage in relation to such Opportunity except as directly though Consultants, without the prior written approval of Consultants. Consultants are relying on Client's assent to these terms and their intent to be bound by the terms by evidence of their signature. Without Client's signed assent to these terms, Consultants would not introduce any Opportunity or disclose any confidential information to Client as herein described.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, all as of the day and year first above written.

DIMENSIONAL VISIONS INCORPORATED (DVUI)


Print Name:  John D. McPhilimy
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Sign Name:   /s/ John D. McPhilimy
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Title:       Chairman and C.E.O.
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Date:        11/19/2001
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Address:     2301 W. Dunlap Ave. S-207 Phoenix AZ 85021
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CONSULTANTS

Print Name:  Mark Bergendahl
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Sign Name:   /s/ Mark Bergendahl
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Date:        11/20/01
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Print Name:  Richard H. Walker
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Sign Name:   /s/ Richard H. Walker
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Date:        11/20/01
             ------------------------------------------


Print Name:  Bradley Wilhite
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Sign Name:   /s/ Bradley Wilhite
             ------------------------------------------
Date:        11/20/01
             ------------------------------------------